UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2003



                                 SURGICARE, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File No.: 001-16587



             Delaware                                     58-1597246
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                     Identification Number)






    12727 Kimberley Lane, Suite 200
            Houston, Texas                                  77024
(Address of principal executive offices)                  (Zip Code)



                                 (713) 973-6675
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

     This Amendment to Form 8-K is being filed for the sole purpose of filing the letter dated July 31, 2003, from Weinstein Spira & Company , P.C. to the Securities and Exchange Commission, relating to the Registrant's Item 4 disclosure in the Form 8-K filed August 1, 2003. Registrant received a copy of that letter on August 1, 2003 after filing.


Item 7.  Financial Statements and Exhibits.

(b) Exhibits.

         The following Exhibit is filed herewith:

Exhibit No.       Description
-----------       -----------
16.1              Letter to the Securities and Exchange Commission from
                  Weinstein Spira & Company, P.C., dated July 31, 2003, regarding Item 4 to the Registrant's Form 8-K filed August 1,
                  2003.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:  August 4, 2003


SURGICARE, INC.

By   /s/  Phillip C. Scott
     ------------------------------------------------------------------------
     Phillip C. Scott
     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.    Description
----------     -----------
16.1           Letter to the Securities and Exchange Commission from Weinstein
               Spira & Company, P.C., dated July 31, 2003, regarding Item 4 to the Registrant's Form 8-K filed August 1, 2003.